SECURITIES AND EXCHANGE COMMISSION
                                               Washington, DC 20549


                                                     FORM 8-K


                                              Current Report Pursuant
                                           to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934



          Date of report (Date of earliest event reported):     October 24, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                       11801
     One MetroTech Center, Brooklyn, New York                           11201
        (Address of Principal Executive Offices)                      (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.
              ------------

              On October 24, 2001, KeySpan Corporation (the "Company") issued a press release concerning, among other things, its earnings for the quarter ended September 30, 2001.

               The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

              (c) Exhibits

                  (1) Press Release of the Company dated October 24, 2001.


Item 9.       Regulation FD Disclosure.
              ------------------------

              On October 24, 2001, the Company held a telephonic meeting with analysts to discuss, among other things, its earnings for the quarter ended September 30, 2001. A copy of the script for this meeting is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    KEYSPAN CORPORATION

Dated: October 24, 2001                      By:    /s/Gerald Luterman
                                                    --------------------------
                                           Name:    Gerald Luterman
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                  Page
-----------       -------                                                  ----

    99.1          Press Release dated October 24, 2001

    99.2          Script for analyst meeting held on October 24, 2001